Shareholders’ Equity	6 Months Ended
Jun. 30, 2026
Shareholders’ Equity [Abstract]
SHAREHOLDERS’ EQUITY
NOTE 5:-	SHAREHOLDERS’ EQUITY

Issuance of shares and warrants

On June 23, 2026, the Company closed private placement of ordinary shares together with warrants, at a purchase price of $3.50 per ordinary share and accompanying ordinary warrant, for aggregate gross proceeds of approximately $6.5 million, before deducting placement agent fees and estimated offering expenses payable by the Company.

The Company issued a combination of 1,857,143 ordinary shares (or pre-funded warrants in lieu thereof), and ordinary warrants to purchase 1,857,143 ordinary shares. Each pre-funded warrant entitles the holder to acquire one ordinary share at an exercise price of $0.0001 per share and is exercisable immediately until exercised in full, and each ordinary warrant is immediately exercisable and entitles the holder to acquire one ordinary share at an exercise price of $4.20 per share, for a period of five years following the closing of the private placement

On February 23, 2026, Company’s Board of Directors, approved the below:

1.	Grant of options to employees and consultants share options to purchase an aggregate of 309,871 ordinary shares at an exercise price of $4.0 per share. The options vests over a three year period . The share options have a 10 year term.

2.	Grant of options to a director and consultant share options to purchase an aggregate of 16,626 ordinary shares at an exercise price of NIS 0.01 per share (out of which, 8,313 options are subject to shareholders approval, which was received on July 9, 2026). The options fully vested on date of grant. The share options have a 10 year term.

3.	Grant of 93,750 warrants to directors and former lenders of the Company to purchase 93,750 ordinary shares at an exercise price of NIS 0.01 per share (out of which, 43,750 warrants are subject to shareholders approval, which was received on July 9, 2026). The warrants fully vested on date of grant. The warrants have a 3 year term.

On May 28, 2026, the Company granted directors share options to purchase an aggregate of 74,478 ordinary shares at an exercise price of $2.16 per share (the options are subject to shareholders approval, which was received on July 9, 2026). The options vests over a three year period. The share options have a 10 year term.

On June 4, 2026, the Company granted directors share options to purchase an aggregate of 49,652 ordinary shares at an exercise price of $2.16 per share (the options are subject to shareholders approval, which was received on July 9, 2026). The options vests over a three year period. The share options have a 10 year term.

The fair value of the share options granted was estimated using the Black-Scholes option pricing model using the following range assumptions:

Description	2026

Risk-free interest rate	3.66% -3.68%
Expected volatility	82.15% -83.59%
Dividend yield	-
Expected term (in years)	10
Exercise price (in USD)	4.0

The fair value of the share options and warrants granted with an exercise price effectively zero, is in substance reflects grant of ordinary shares. As such, the fair value of such options and warrants equals to Company’s share price on the date of grant.

Expenses recognized in the condensed financial statements:

	Six months ended June 30,
	2026	2025

Research and development expenses	$173	$-
General and administrative expenses	124	-
Finance expense, net	185

Total	$482	$-